SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 22, 2000

Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-64351 (Commission File Number)	13-3354848 (I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York                              10010

(Address of Principal Executive Offices)                               (Zip Code)

(212) 325-1811

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Filing of Computational Materials

          Pursuant to Rule 424(b) under the Securities Act of 1933, Asset Backed Securities Corporation (the “Depositor”) will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Asset Backed Securities Corporation Home Equity Loan Pass-Through Certificates, Series 2000-LB1 (the “Certificates”).

          In connection with the offering of the Certificates, Credit Suisse First Boston Corporation, the representative for the underwriter (the "Representative"), prepared certain materials (the “Computational Materials”) some or all of which were distributed by Lehman Brothers, Morgan Stanley Dean Witter, Prudential Securities and Salomon Smith Barney for distribution to their potential investors. The Computational Materials are attached hereto as Exhibit 99.1. The Legends which Lehman Brothers and Morgan Stanley Dean Witter placed on the Computational Materials are attached hereto as Exhibit 99.2

Item 7. Financial Statements and Exhibits.

          (c) Exhibits

Exhibit No.           Document Description

99.1                       Computational Materials

99.2                        Legend of Underwriters

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2000	ASSET BACKED SECURITIES CORPORATION (Registrant) By: /s/ Fiachra O'Driscoll Name: Fiachra O'Driscoll Title: Authorized Officer

INDEX TO EXHIBITS

Exhibit No.           Document Description

99.1                       Computational Materials

99.2                       Legend of Underwriters